Exhibit 99.1

For Immediate Release – October 31, 2007

TradeStation Group, Inc. to Participate in Keefe, Bruyette & Woods 2007 Securities Brokerage
Conference

WHO:	TRADESTATION GROUP, INC., as a presenter
WHAT:	KEEFE, BRUYETTE & WOODS 2007 SECURITIES BROKERAGE CONFERENCE
WHEN:	Tuesday, November 6, 2007 – 7:30 A.M. – 5:10 P.M., eastern time Wednesday, November 7, 2007 — 7:30 A.M. – 1:50 P.M., eastern time.
TRADESTATION GROUP’S presentation is scheduled for 11:15 A.M., eastern time, on November 7, 2007.
TOPICS:	TRADESTATION GROUP’S CEO, Salomon Sredni, will cover topics that may include the company’s performance, prospects, targeted
markets, competition, marketing and sales plans, and other company initiatives.

HOW TO LISTEN:	Webcast
The webcast can be accessed via:
http://cc.talkpoint.com/KEEF001/11067a_ch/
The archived webcast will be available for 60 days after the event.
CONTACT:	David H. Fleischman, Chief Financial Officer TradeStation Group, Inc. 954-652-7000 InvestorRelations@TradeStation.com

About TradeStation Group, Inc.

TradeStation Group, Inc. (NASDAQ GS: TRAD), through its principal operating subsidiary, TradeStation Securities, Inc., offers the TradeStation platform to the active trader and certain institutional trader markets. TradeStation is an electronic trading platform that offers state-of-the-art “direct market access” (DMA) or “direct-access” order execution and enables clients to design, test, optimize, monitor and automate their own custom Equities, Options, Futures and Forex trading strategies. In 2007, TradeStation was named, for the third year in a row, Best Futures Brokerage and, for the fifth year in a row, Best Direct-Access Stock Broker, Best Professional Platform and Best Institutional Platform, in Technical Analysis of Stocks and Commodities magazine.

TradeStation Securities, Inc. (Member NYSE, FINRA, SIPC, NSCC, DTC, OCC & NFA) is a licensed securities broker-dealer and a registered futures commission merchant, and also a member of the American Stock Exchange, Boston Options Exchange, Chicago Board Options Exchange, Chicago Stock Exchange, International Securities Exchange, NYSE ARCA and Philadelphia Stock Exchange. The company’s technology subsidiary, TradeStation Technologies, Inc., develops and offers strategy trading software tools and subscription services.  Its London-based subsidiary, TradeStation Europe Limited, an FSA-authorized brokerage firm, introduces UK and other European accounts to TradeStation Securities.

Forward-Looking Statements – Issues, Uncertainties and Risk Factors

TradeStation Group, Inc.’s presentation at the Keefe, Bruyette & Woods 2007 Securities Brokerage Conference may contain statements and estimates that are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in the presentation, the words “anticipate(s),” “anticipated,” “anticipation,” “assume(s),” “assumption(s),” “become(s),” “belief(s),” “believe(s),” “believed,” “could,” “designed,” “estimate,” “estimates,” “estimated,” “expect(s),” “expected,” “expectation(s),” “going forward,” “future,” “hopeful,” “hope(s),” “intend(s),” “intended,” “look forward,” “may,” “might,” “opportunity,” “opportunities,” “outlook(s),” “pending,” “plan(s),” “planned,” “potential,” “scheduled,” “shall,” “should,” “think(s),” “to be,” “upcoming,” “well-positioned,” “will,” “wish,” “would,” and similar expressions, if and to the extent used, are intended to identify forward-looking statements. All forward-looking statements are based largely on current expectations and beliefs concerning future events that are subject to substantial risks and uncertainties. Actual results may differ materially from the results suggested in the presentation. Factors that may cause or contribute to the various potential differences include, but are not limited to, the issues, risks and uncertainties set forth in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and other company SEC filings, and the company’s third quarter 2007 earnings release, published October 23, 2007, and other company press releases.